UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE PERIOD SEPTEMBER 1, 2023 – FEBRUARY 29, 2024 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Schedule of Investments	………………………………………………………………………………	6
Statement of Assets and Liabilities	………………………………………………………………………………	8
Statement of Operations	………………………………………………………………………………	9
Statements of Changes in Net Assets	………………………………………………………………………………	10
Notes to Financial Statements	………………………………………………………………………………	12
Additional Information	………………………………………………………………………………	20

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

(unaudited)
February 29, 2024
The Roumell Opportunistic Value Fund (the “Fund”) has a portfolio focused on highly-researched small and micro-cap securities. The Fund’s top ten holdings represented 58% of RAMSX as of February 29, 2024. We seek to own a basket of conservatively financed securities that are out of favor, overlooked or misunderstood by investors and, thus, able to be bought at a significant discount to our calculation of intrinsic value.
We believe that our portfolio is well positioned for 2024 and beyond. In our opinion, we own securities, possessing unique and undervalued assets. We remain highly disciplined in what we deem to be a reasonable price to pay for those securities. Additionally, the Fund has ample cash to be opportunistic and gives us optionality should things get cheaper.
Below, we highlight the portfolio’s three largest positions as of February 29, 2024 – Magnite, Inc., Liberty Energy, Inc. and Dundee Precious Metals, Inc. These investments total 24.9% of RAMSX’s portfolio. We believe these three companies are well-priced – cheap – and offer exceptional investment value. The summary analysis of each security highlights each’s investment proposition in some detail.
Please see the table below for the Fund’s historical performance information through the calendar quarter ended March 31, 2024.
Average Annual Returns	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]
Roumell Opportunistic Value Fund – Institutional Class Shares	10.18%	2.83%	2.28%	1.46%
S&P 500 Total Return Index[2]	29.88%	15.03%	12.95%	N/A
60% Russell 2000 Value Index, and 40% Bloomberg Capital U.S. Government/Credit Index	12.14%	6.17%	5.49%	N/A
Russell 2000 Value Index	18.75%	8.16%	6.87%	N/A
Bloomberg Capital U.S. Government/Credit Index	1.74%	0.62%	1.70%	N/A
The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2024, and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund (Net Expense Ratio) through December 31, 2024. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
2. The Fund’s primary benchmark was changed from the Russell 2000 Value Index to the S&P 500 Index because the S&P 500 Index is a broader based securities index.

Update on Largest Portfolio Holdings
Magnite Inc., MGNI. MGNI is an ad-tech company possessing the largest independent sell-side platform (SSP) in the world. An SSP provides content publishers (CNN, Yahoo, Washington Post, etc.) a software platform to sell its advertising inventory on an automatic or programmatic basis. Programmatic auctions, using real-time bidding (RTB), occur in nanoseconds. Buyers of advertising space (Toyota, Coca Cola, Procter & Gamble, etc.), typically represented by demand-side platforms (DSPs), bid on that space programmatically much like what occurs on a stock exchange connecting buyers and sellers. MGNI earns a “take-rate” as a percentage of the advertising dollars spent by the ad buyer.
Over the years, the ad-tech industry has undergone significant change as the space had too many players for many years. In fact, several years ago, MGNI (then called Rubicon), was on its back, and its future as a going-concern was uncertain. The company was nonetheless cash-rich, and its valuation reached cash levels that ascribed no value to its technology. The company then hired seasoned ad-tech industry executive, Michael Barrett, as its CEO. Michael visited our office for an extended sit-down meeting at that time. We exited that meeting believing he had the vision and the talent to successfully leverage MGNI’s platform and position the company for long-term success. We acquired roughly 10% of the company’s outstanding shares from 2016-2018 (at the time its capitalization was about $100 million). We feel the investment worked out very well and we exited in 2019 once the “no brainer” valuation evaporated. We have subsequently invested in MGNI’s shares at times when we believed its shares to be mispriced.
We believe MGNI is an entrenched ad-tech platform, particularly in the growing CTV (connected TV) market where MGNI has been a consolidator. There is roughly $86 billion spent annually on television advertising with the majority of that spend ($61 billion) in the traditional linear TV market and the remaining balance in the CTV market (defined as smart TVs with a screen size of 50 inches), according to eMarketer. 2023’s estimated CTV ad-spend of $25 billion (up 21% year-over-year) is estimated to grow to $40 billion by 2027, according to eMarketer1. Thus, we feel, CTV is in a strong, long-term secular trend and MGNI, with 40% of its current revenue coming from this market2, is well-positioned to participate in this growth. According to management, the CTV market is dominated by the industry’s top two players, Comcast-owned Freewheel with an estimated 50% market share, and MGNI with an estimated 20% to 25% share.
Management has indicated that it has gained CTV market share. Over time, many industry observers believe traditional linear TV spend will essentially all flow through to CTV. The company’s 40% CTV business is rounded out with 41% of mobile advertising revenue and the remaining 19% derived from desktop digital advertising3.
Overall total U.S. digital ad spending for 2023 is estimated at $263 billion according to eMarketer. “Walled Gardens,” closed-ad ecosystems, like Facebook and Amazon that do not use SSPs like MGNI, account for an estimated $106 billion of the 2023 number. According to eMarketer, digital advertising is growing faster than offline advertising (taking share), and programmatic spend is growing faster than digital advertising, providing a further tailwind to the MGNI story1.
One potential headwind to the MGNI story is Google’s announcement that its Chrome browser is eliminating 3rd party cookies in the 1st quarter of 2024. Cookies are software codes deposited on search requests that allow advertisers to track consumers. Most all other browsers degraded cookies in the past, i.e., Apple’s Safari dropped cookies in 20171. We believe the industry will innovate and find “work-arounds” that continue to enable targeted advertising. Nonetheless, it is a risk factor that cannot be ignored as it pertains to the company’s desktop and mobile (not CTV) business lines.
_____________________________________________
1 Needham report on Magnite dated December 21, 2023
2 Magnite reports fourth quarter and full-year 2023 results
3 Magnite Financial Highlights Q4 2023

MGNI is well-capitalized with 1.2x net debt to EBITDA (Earnings before interest, taxes, depreciation, and amortization). As of December 31, 2023, the company had $537 million in debt and $326 million in cash. The company continues to buy-back its convertible notes and repurchased $70 million principal value for approximately $61 million in the 4th quarter of 2023. As of December 31, 2023, the principal amount of convertible notes outstanding was approximately $205.1 million. The board approved a new $125 million stock and convertible note repurchase program through February 2026. The company converts roughly 60% of its EBITDA into free cash flow3.
In the 1st quarter of 2024, Magnite refinanced its credit facilities. It obtained a new $365 million term loan maturing in 2031 and increased the size of the revolving credit facility from $65 million to $175 million maturing in 2029. Both the term loan and revolver have lower cash interest rates than previously. Additionally, the refinancing removed the restrictive springing covenant tied to the convertible notes3.
Our current MGNI position was accumulated throughout 2023 at an average price of $7.80. At the price we paid, MGNI shares were purchased at roughly 7.9x Enterprise Value, “EV”, (market cap plus debt less cash) to estimated 2024 EBITDA, and a 10% free cash flow yield based on its market capitalization of roughly $1.1 billion, or 8% based on its EV. Revenue is estimated to grow nearly 10% in 2024, from $549 million to $602 million. EBITDA is estimated to grow by 12.5%, from $171 million to an estimated $193 million4.
With its portfolio of unique, highly sophisticated software tools, significant barriers to entry in our view given the winnowing down of SSPs to a handful over the past several years, the number two position in the growing CTV market, led by a proven executive leadership team, generating significant free cash-flow and a low multiple, we believe MGNI represents a compelling investment opportunity at current levels. As of February 29, 2024, MGNI was 8.8% of the Fund’s portfolio holdings. Note, in light of the stock price increase of approximately 45% from August 31, 2023 to February 29, 2024, we are carefully reviewing our position size.
Liberty Energy, Inc., LBRT. LBRT is a leading energy services company focused on providing hydraulic fracturing services and related technologies to onshore oil and natural gas exploration and production companies in North America. It offers hydraulic fracturing services, together with complementary services including wireline services, proppant delivery solutions, field gas processing, compressed natural gas delivery, data analytics, related goods (including sand mine operations), and technologies that will facilitate lower emission completions, thereby helping customers reduce their emissions profile.
We feel important aspects of the energy services sector are misunderstood and undervalued. We believe that, in the past, the industry overspent on capital expenditures and underpriced their services to win business. More recently, that mentality has changed across the industry and, as we analyzed LBRT, we discovered that management is very focused on return on investment and returning free cash flow to shareholders.
The following summarizes financial results and valuation considerations that we find very compelling:
•	Adjusted EBITDA of $1,213 million for the year ended December 31, 2023[5] and FactSet consensus Adjusted EBITDA for year-end 2024 is $1,139 million[4].
•	Net debt at December 31, 2023 is only $103 million[5]. Net debt as a percentage of Adjusted EBITDA is only 9.0%. EV is $3,564 million.
•
Using the $1,139 million Adjusted EBITDA estimate for 2024 gives us an EV/Adjusted EBITDA ratio of 3.1x. According to industry management teams, historically, energy services companies have valued acquisitions at a 3-5x multiple. Based on our calculations, applying a 5x multiple to estimated full year EBITDA results in a stock price of over $32, nearly 50% higher than the stock price of $21.38 at February 29, 2024.

•	2023 free cash flow was $526 million[6]. This represents an estimated free cash flow yield defined as FCF divided by EV of 14.8%.
•	Diluted earnings per share for the year ended December 31, 2023 is $3.15 resulting in a PE ratio of only 6.8x5.
•
On January 23, 2024, LBRT increased its share repurchase authorization, that was initially announced on July 25, 2022, to $750 million, a $250 million increase. Since the repurchase program commencement, LBRT has repurchased 21.9 million shares, representing 11.7% of outstanding shares, for approximately $328 million. With this program expansion, the Company has approximately $422 million available for additional share repurchases.[7]

___________________________________________
4 FactSet
5 Liberty Energy Inc Announces Fourth Quarter and Full Year 2023 Financial and Operational Results
6 Liberty Energy Inc 10-K as of December 31, 2023

•	LBRT increased the quarterly cash dividend by 40% to $0.07 per share beginning in the fourth quarter of 2023.
LBRT is impacted by the price of oil and, to a lesser extent, the price of natural gas. We see this macro pricing uncertainty as the primary risk. There is no doubt energy-related stocks are correlated with oil prices. However, we like the risk/reward dynamics with LBRT. Its strong financial position and prudent capital management protect our downside risk and the low valuation gives us attractive upside potential, in our opinion. As of February 29, 2024, LBRT was 8.4% of the Fund’s portfolio holdings.
Dundee Precious Metals Inc., DPM-TSE/DPMLF. Dundee Precious Metals is a Canadian based, international gold mining company engaged in the exploration, development, mining, and processing of precious metals. Tickers DPM and DPMLF trade on the Toronto Stock Exchange in Canada and OTC in the United States, respectively. All amounts in this memo are in U.S. dollars, unless otherwise noted.
As of December 31, 2023, DPM had $595 million of cash, $11 million of investments and no debt8. DPM generated $228 million of free cash flow in 20239. DPM’s all-in sustaining cost was under $850/ounce of gold9. According to BMO Capital Markets research as of November 10, 2023, Dundee is among the lowest cost producers among mid-tier and senior gold mining companies10. DPM pays a quarterly dividend of $0.04/share, a 2.4% yield based on the price of $6.78 per share as of February 29, 2024. The company returned $96 million, or 42% of free cash flow, to shareholders in 2023 through dividends and share repurchases8.
DPM recently announced 2023 production results, which showed that it achieved its guidance, and updated three-year outlook11:
	2023	2024	2025	2026
	Actual	Guidance	Outlook	Outlook
Gold ('000 ounces):
Chelopech	162	155 – 175	160 – 185	140 – 155
Ada Tepe	134	90 – 110	70 – 85	50 – 65
Total gold	296	245 – 285	230 - 270	190 – 220
Copper (Mlbs):
Chelopech	31	29 - 34	31 - 36	30 - 35

In December 2023, Dundee made two significant announcements. First, Dundee announced a high-grade underground maiden mineral resource estimate of 1.8 million inferred gold ounces at its Čoka Rakita Project in Serbia, where it announced a high-grade discovery in January 2023. “The initial Mineral Resource estimate marks a significant milestone for DPM’s future growth and confirms Čoka Rakita’s potential as an attractive, high-quality gold project,” said David Rae, President and Chief Executive Officer of Dundee Precious Metals12.
Second, Dundee announced the acquisition of Osino Resources. As a result of the transaction, DPM was to acquire a 100% interest in Osino’s advanced stage, multi-million ounce Twin Hills gold project (“Twin Hills”) located in Namibia, a mining-friendly jurisdiction where DPM has successfully operated since 2010. A June 2023 feasibility study (“FS”) completed by Osino outlined an open-pit project with a 13-year mine life and average annual production of 175,000 ounces of gold over the first five years, with first production targeted in the second half of 2026. The consideration implied a value of C$1.55 per Osino Share and a total equity value of C$287 million on a fully-diluted in-the-money basis 13.
________________________________________________
7 Liberty Energy Increases Share Repurchase Authorization to $750 Million and Announces Quarterly Cash Dividend | Business Wire
8 Dundee Precious Metals 2023 Fourth Quarter Report
9 Dundee Precious Metals Fourth Quarter & Year-End 2023 Results, dated February 15, 2024
10  Dundee Precious Metals January 2024 Report
11  Dundee Precious Metals Announces 2023 Financial Results and Updated Three-Year Outlook
12  Dundee Precious Metals Announces High-Grade Underground Maiden Mineral Resource at Čoka Rakita
13  Dundee Precious Metals Announces Acquisition of Osino Resources

The stock price reacted negatively to this news, dropping nearly 8% from the date of the announcement on December 19th to year-end while the price of gold went up almost 1% over the same period4. Subsequently, on February 20, 2024, Osino announced that it received a new acquisition proposal deemed superior to Dundee’s offer and Dundee declared it was not proposing to amend the terms of its initial offer. With the termination of the proposed Osino deal, Dundee will receive C$10 million from Osino plus any gains from its ownership of 12.7 million shares of Osino14. Dundee shares gained 6.5% on the day of this announcement4.
On March 7, 2024, Dundee announced the sale of the Tsumeb smelter, located in Namibia, for $49 million, consistent of its objective of focusing on gold mining assets and simplifying its portfolio. In addition, Dundee is entitled to be paid all cash with respect to a positive balance in metals exposure outstanding at Tsumeb, which is estimated to be about $17 million, which will constitute an increase in the purchase price15.
Lastly, on March 14, 2024, Dundee announced the renewal of its Normal Course Issuer Bid (the “New Bid”). The New Bid, which will end on March 17, 2025, is for the purchase of up to 15.5 million shares (approximately 9.8% of the company’s common shares)16.
As previously noted, in 2023, DPM generated $228 million in free cash flow, a 36% free cash flow yield on EV as of February 29, 2024. Assuming a free cash flow yield of 15% on EV and adding back investments at 50%, and $66 million for the smelter, implies a value of approximately $12 per share vs. a share price of $6.78 as of February 29, 2024.
Of course, this investment is subject to fluctuations in the price of gold. However, in our opinion, we do not need an increase in the price of gold for our thesis to work out. The outlook for production is quite attractive even before any new production comes online. DPM is conservatively managed and has a fortress balance sheet. With a substantial cash balance, no debt, significant free cash flow generation and very attractive assets, we believe DPM is significantly undervalued. As of February 29, 2024, DPMLF was 7.7% of the Fund’s portfolio holdings.

Thank you for your continued trust and confidence.
Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

(RCRAM0324001)

________________________________________

14 Dundee Precious Metals Announces it will Not Submit a Revised Offer in Response to Superior Proposal Notice from Osino Resources | GlobeNewswire
15 Dundee Precious Metals Announces Sale of Tsumeb Smelter for US$49 Million
16 Dundee Precious Metals Announces Renewal of Normal Course Issuer Bid | GlobeNewswire

Roumell Opportunistic Value Fund
Schedule of Investments (unaudited)
As of February 29, 2024
	Shares	Cost	Value (Note 1)
Common Stocks - 70.81%
Communications - 16.76%
KVH Industries Inc (a)	331,653	$2,401,486	$ 1,575,352
Magnite Inc (a)	622,511	4,853,252	7,482,582
Opera Ltd	425,422	4,993,557	5,181,640
			14,239,574
Consumer Discretionary – 4.93%
Liquidity Services Inc (a)	233,562	3,160,739	4,187,767

Energy - 18.83%
Liberty Energy Inc	333,402	4,793,921	7,128,135
Patterson-UTI Energy Inc	404,500	4,476,439	4,680,065
Select Water Solutions Inc	490,841	3,341,812	4,191,782
			15,999,982
Health Care - 1.98%
Aridis Pharmaceuticals Inc (a)	446,588	2,132,339	34,477
Collplant Biotechnologies Ltd (a)	315,288	3,983,490	1,645,803
			1,680,280
Industrials – 6.53%
Acacia Research Corp (a)	727,463	2,878,838	2,938,951
FLYHT Aerospace Solutions Ltd (a)(b)(c)	2,500,000	1,500,000	1,067,983
Phinia Inc	45,000	1,301,314	1,539,899
			5,546,833
Materials - 7.71%
Dundee Precious Metals Inc	966,700	5,780,033	6,554,226

Real Estate - 5.21%
Kite Realty Group Trust	136,844	2,560,884	2,929,830
SITE Centers Corp	110,000	1,262,052	1,493,800
			4,423,630
Technology - 8.86%
comScore Inc (a)	50,730	2,700,231	1,000,903
Identiv Inc (a)	426,278	2,736,508	3,665,990
Olo Inc (a)	485,356	2,884,588	2,824,772
Sonic Foundry Inc (a)	405,405	1,500,000	37,500
			7,529,165
Total Common Stocks (Cost $59,241,482)			60,161,457

Closed-End Funds - 3.53%
CBRE Global Real Estate Income Fund	395,000	2,121,003	1,990,800
XAI Octagon Floating Rate Alternative Income Trust	141,432	926,951	1,006,996
Total Closed-End Funds (Cost $3,047,953)			2,997,796

Private Investments - 2.47%
EAS Investors I, LP (a)(c)(d)(e)	1	3,508,800	810,420
Stream-IT App, Inc. (a)(b)(c)(d)(e)	3,652,988	4,175,000	1,285,797
Total Private Investments (Cost $7,683,800)			2,096,217

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Schedule of Investments (unaudited)
As of February 29, 2024
		Exercise Price	Exercise Date	Contract	Value (Note 1)
Warrant - 0.00%
	Sonic Foundry Inc (a)(e)(f) (Cost $0)	$5.50	7/20/2026	1	$ -

		Interest Rate	Maturity Date	Principal
Corporate Bonds - 0.14%
	ErosSTX Global Corp. (g) (Cost $1,151,245)	8.500%	4/15/2026	835,100	118,999

United States Treasury Bills - 16.41%
		0.000%	3/14/2024	7,500,000	7,485,713
		0.000%	4/16/2024	6,500,000	6,456,105
	Total United States Treasury Bills (Cost $13,944,492)				13,941,818

Investments, at Value (Cost $85,068,972) - 93.36%					$79,316,287
Other Assets Less Liabilities - 6.64%					5,641,352
Net Assets - 100.00%					$84,957,639

(a)	Non-income producing investment
(b)	The Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.
(c)	Restricted securities have a total fair value of $3,164,200, or 3.72% of net assets. See Note 1.
(d)	Security is considered illiquid.
(e)	The security is fair valued under procedures approved by the Fund's Board of Trustees. The total value is $2,096,217, or 2.47% of net assets.
(f)	The single contract grants the Fund the ability to purchase up to 60,811 shares at $5.50 per share.
(g)	Security is in default.

Summary of Investments by Sector	% of Net Assets	Value
Common Stocks
Communications	16.76%	$ 14,239,574
Consumer Discretionary	6.74%	4,187,767
Energy	18.83%	15,999,982
Health Care	1.98%	1,680,280
Industrials	4.72%	5,546,833
Materials	7.71%	6,554,226
Real Estate	5.21%	4,423,630
Technology	8.86%	7,529,165
Closed-End Funds	3.53%	2,997,796
Private Investments	2.47%	2,096,217
Warrant	0.00%	-
Corporate Bonds	0.14%	118,999
United States Treasury Bills	16.41%	13,941,818
Other Assets Less Liabilities	6.64%	5,641,352
Total Net Assets	100.00%	$ 84,957,639

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statement of Assets and Liabilities (unaudited)
As of February 29, 2024
Assets:
Investments, at value (cost $75,410,482)	$ 75,316,704
Investments in affiliates, at value (cost $9,658,490)	3,999,583
Cash	5,686,071
Dividends receivable	55,632
Interest receivable	18,054
Fund shares sold receivable	50,195
Prepaid insurance	12,210
Total assets	85,138,449
Liabilities:
Payable for Investments sold	120,294
Fund shares purchased payable	1,550
Accrued expenses:
Advisory fees	49,272
Professional fees	6,095
Administration fees	445
Trustee fees	1,600
Transfer agent fees	307
Compliance fees	125
Fund accounting fees	191
Operational expenses	440
Other expenses	491
Total liabilities	180,810
Total Net Assets	$ 84,957,639
Net Assets Consist of:
Paid in capital	$130,174,878
Accumulated deficit	(45,217,239)
Total Net Assets	84,957,639
Capital Shares Outstanding, no par value
(unlimited authorized shares)	17,748,507
Net Asset Value, Per Share	$4.79
See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statement of Operations (unaudited)
For the period ended February 29, 2024	812
Investment Income:
Dividends (net of withholding tax of $5,800)	$ 850,960
Interest	566,639
Total Investment Income	1,417,599
Expenses:
Advisory fees (note 3)	391,073
Registration and filing expenses	18,953
Professional fees	31,732
Administration fees (note 3)	47,946
Fund accounting fees (note 3)	19,167
Transfer agent fees (note 3)	13,810
Shareholder fulfillment fees	13,424
Custody fees	25,594
Trustee fees and meeting expenses (note 4)	4,550
Security pricing fees	9,282
Compliance fees (note 3)	11,648
Insurance fees	3,276
Other expenses	2,184
Total Expenses	592,639
Fees waived by Advisor (note 3)	(69,792)
Net Expenses	522,847

Net Investment Income	894,752
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions	(17,500,486)
Net realized loss from affiliated investment transactions	(2,372,535)
Total realized loss	(19,873,021)

Net change in unrealized appreciation on investments	18,825,793
Net change in unrealized depreciation on affiliated investments	(1,850,422)
Total net change in unrealized appreciation (depreciation)	16,975,371

Net Realized and Unrealized Gain (Loss) on Investments	(2,897,650)

Net Decrease in Net Assets Resulting from Operations	$(2,002,898)
See Notes to Financial Statements

Roumell Opportunistic Value Fund
Statements of Changes in Net Assets
For the fiscal year or period ended	812
	February 29, 2024 (unaudited)	August 31, 2023
Operations:
Net investment income	$ 894,752	$ 1,288,102
Net realized loss from investment transactions	(17,500,486)	(4,601,943)
Net realized loss from affiliated investment transactions	(2,372,535)	(9,246,071)
Net realized gain (loss) on foreign currency	-	4,792
Net change in unrealized appreciation on investments	18,825,793	12,823,138
Net change in unrealized appreciation (depreciation) on affiliated investments	(1,850,422	8,355,802
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,002,898)	8,623,820

Distributions to Shareholders from Distributable Earnings	(1,295,526)	-

Capital Share Transactions:
Shares sold	2,782,362	18,749,257
Redemption fee	105	10,314
Reinvested dividends and distributions	1,231,194	-
Shares repurchased	(7,350,644)	(16,411,487)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,336,983)	2,348,084

Net Increase (Decrease) in Net Assets	(6,635,407)	10,971,904
Net Assets:
Beginning of Year	91,593,046	80,621,142
End of Year	$84,957,639	$ 91,593,046
Share Information:
Shares sold	587,613	4,279,125
Shares from reinvested dividends and distributions	262,515	-
Shares repurchased	(1,546,492)	(3,790,936)
Net Increase (Decrease) in Capital Shares	(696,364)	488,189
See Notes to Financial Statements

Roumell Opportunistic Value Fund
Financial Highlights
For a share outstanding during the period or fiscal	February		August 31,
years ended	29, 2024	(i)	2023	2022		2021		2020	2019
Net Asset Value, Beginning of Year	$4.97		$4.49	$14.35		$8.73		$9.15	$10.03

Income (Loss) from Investment Operations:
Net investment income (loss) (a)	0.05		0.07	(0.07)		(0.05)		0.04	0.07
Net realized and unrealized gain (loss) on investments	(0.16)		0.41	(4.00)		5.67		0.48	(0.43)

Total from Investment Operations	(0.11)		0.48	(4.07)		5.62		0.52	(0.36)

Less Distributions From:
Net investment income	(0.07)		-	-		(0.00)	(b)	(0.19)	(0.17)
Net realized gains	-		-	(5.79)		-		(0.75)	(0.35)

Total Distributions	(0.07)		-	(5.79)		(0.00)		(0.94)	(0.52)

Net Asset Value, End of Year	$4.79		$4.97	$4.49		$14.35		$8.73	$9.15

Total Return	(3.62)%		10.69%	(39.70)%	(c)	64.41%		5.35%	(3.12)%

Net Assets, End of Year (in thousands) (d)	$84,958		$91,593	$80,621		$141,922		$86,803	$79,353

Ratios of:
Gross Expenses to Average Net Assets (e)	1.39%	(g)	1.41%	1.25%		1.20%		1.28%	1.30%
Net Expenses to Average Net Assets (e)	1.23%	(g)	1.23%	1.23%		1.20%		1.23%	1.23%
Net Investment Income (Loss) to Average Net Assets (e)(f)	2.11%	(g)	1.54%	(0.95)%		(0.40)%		0.51%	0.67%
Portfolio turnover rate	16.10%	(h)	54.74%	47.07%		171.08%		162.86%	79.74%
(a)	Calculated using the average shares method.
(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Annualized
(h)	Not annualized
(i)	Unaudited

See Notes to Financial Statements

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

1.	Organization and Significant Accounting Policies
The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment through opportunistic value investing. The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). These securities may include illiquid securities with up to 15% of the Fund’s assets. The Fund may invest in these securities directly or indirectly through investments in other investment companies.
The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares. Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs as of February 29, 2024, for the Fund’s assets measured at fair value:
	Total	Level 1	Level 2	Level 3(a)
Assets
Common Stocks	$ 60,161,457	$ 60,161,457	$ -	$ -
Closed-End Funds	2,997,796	2,997,796	-	-
Private Investments	2,096,217	-	-	2,096,217
Warrant	-	-	-	-
Corporate Bonds	118,999	-	118,999	-
United States Treasury Bills	13,941,818	-	13,941,818	-
Total Assets	$ 79,316,287	$ 63,159,253	$ 14,060,817	$ 2,096,217

The table below presents a reconciliation of all Level 3 fair value measurements existing at February 29, 2024:
	Private Investments	Total
Opening Balance	$ 6,623,724	$ 6,623,724
Unrealized Loss	(4,527,507)	(4,527,507)
Ending Balance	$ 2,096,217	$ 2,096,217

Below is a table summarizing the unobservable inputs used along with a sensitivity analysis, which shows the impact on valuation of a change in the unobservable input.
	Fair Value at February 29, 2024	Valuation Technique	Unobservable Inputs(a)	Range of Inputs (Weighted Average)
Assets (at fair value)
Investments In securities
Private Investments	$2,096,217	Value implied from recent transaction	Volatility	65%-75% (68.9%)
			Time to Maturity (years)	3-5 (4.2)
(a)	An increase in volatility and/or maturity would increase the value of EAS Investors I, LP and Stream-IT App, Inc.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

The following table represents investments in restricted securities as of February 29, 2024:
Investment	Acquisition Date	Cost	Fair Value at February 29, 2024	% of Net Assets
EAS Investors I, LP	8/21/2021	$3,508,800	$810,420	0.95%
FLYHT Aerospace Solutions Ltd.	7/15/2021	1,500,000	1,067,983	1.26%
Stream-IT App, Inc.	12/20/2021	4,175,000	1,285,797	1.51%

The following table represents investments in affiliates during the fiscal period ended February 29, 2024:
Investment	Share Balance as of August 31, 2023	Shares Purchased	Shares Sold	Share Balance as of February 29, 2024	Realized Gain(Loss)	Dividend Income	Change in Unrealized Gain(Loss)	Fair Value at February 29, 2024
Collplant Biotechnologies Ltd	577,909	-	262,621	315,288	$(2,372,535)	$-	$1,690,508	$1,645,803
FLYHT Aerospace Solutions Ltd.	2,500,000	-	-	2,500,000	-	-	(652,455)	1,067,983
Stream-IT App, Inc.	3,652,988	-	-	3,652,988	-	-	(2,889,203)	1,285,797
Total	6,730,897	-	262,621	6,468,276	$(2,372,535)	$-	$(1,851,150)	$3,999,583

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Risk Considerations
Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.
Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.
Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value in response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Moreover, small- and micro-cap equities, where the Fund focuses, are generally more volatile than are large cap equities.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.   Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Risks Related to Investing in Other Investment Companies.  The Fund’s investment strategy may involve investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities.  The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase.  Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Shareholder Activism Risk. When the Advisor engages in activism on behalf of the Fund, the Fund will incur additional expenses, such as legal or filing costs. As a result, the cost of investing in the Fund may be higher than other funds that do not engage in such shareholder activism.
Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.  Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Preferred Stock Risk.  Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Preferred stock may fail to pay dividends when expected. The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation’s debt securities.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock.  Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible.  The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.
Lower-rated Securities or “Junk Bonds” Risk.  Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce value of the Fund’s shares and the income it earns.
Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities. Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.
Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.
Inflation Risk.  Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Risks of Investing in REITs.  The Fund may invest in REITs.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The Fund’s investments in foreign securities exposes the Fund to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.
Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

3.	Transactions with Affiliates and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets. For the fiscal period ended February 29, 2024, $360,515 in advisory fees were incurred by the Fund, of which $43,436 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s total annual fund operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund. This contractual arrangement is in effect through December 31, 2024, unless earlier terminated by the Board of Trustees of the Fund for any reason at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Administrator
The Fund pays customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.
Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.
4.	Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series of the Trust each year, and they may receive up to an additional $500 per meeting attended, $200 per committee meeting attended, and $1,000 per special meeting attended. This amount may be paid pro rata in the event that a series closes during the fiscal year. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.
Certain officers of the Trust may also be officers of the Administrator.

Roumell Opportunistic Value Fund
Notes to Financial Statements (unaudited)
As of February 29, 2024

5.	Purchases and Sales of Investment Securities
For the fiscal period ended February 29, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$ 44,062,808	$ 12,819,848	$ -	$ -

6.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2020 through August 31, 2023, and through the fiscal period ended February 29, 2024, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any interest or penalties.
There were no distributions during the period ended February 29, 2024 or fiscal year end August 31, 2023.
At February 29, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Cost of Investments	$110,190,031

Gross Unrealized Appreciation	9,915,366
Gross Unrealized Depreciation	(15,668,051)
Net Unrealized Depreciation	(5,752,685)

7.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 29, 2024, Charles Schwab held 39.38% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.
8.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
9.	Subsequent Events
In accordance with GAAP, management has evaluated the need  for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Roumell Opportunistic Value Fund
Additional Information (unaudited)
As of February 29, 2024

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information
The following information is provided for the Fund’s fiscal period ended February 29, 2024.
During the fiscal period, the Fund paid no income or long-term capital.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Sales of Securities
The following table shows the realized gains and losses that resulted from sales of securities during the period year ended February 29, 2024:
Description	Cost	Sales Proceeds	Realized Gain (Loss) (% of cost)	Realized Gain (Loss)
Allot Ltd	$5,081,226	$739,650	-85.44%	$(4,341,576)
Collplant Biotechnologies Ltd	3,795,334	1,422,800	-62.51%	(2,372,535)
comScore Inc	2,821,911	533,143	-81.11%	(2,288,768)
Eagle Point Credit Co Inc	356,962	362,853	1.65%	5,891
Patterson-UTI Energy, Inc	1,010,272	1,374,182	36.02%	363,910
Quantum Corp	10,625,448	467,406	-95.60%	(10,158,042)
Runway Growth Finance Corp	3,039,374	3,212,650	5.70%	173,276
Sonos Inc	1,277,240	1,984,468	55.37%	707,228
Spark Networks SE	1,546,292	66,666	-95.69%	(1,479,626)
Stratasys Ltd	3,138,811	2,656,032	-15.38%	(482,779)
Net Realized Loss				$(19,873,021)

5.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2023 through February 29, 2024.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roumell Opportunistic Value Fund
Additional Information (unaudited)
As of February 29, 2024

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Value 09/01/2023	Ending Value 2/29/2024	Expense Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,102.00	$6.43	1.23%
Hypothetical	1,000.00	1,037.69	6.23	1.23%
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23% multiplied by 182/366 (to reflect the one-half year period).
6.	Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on September 7, 2023, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor. It was noted there had been no change in personnel.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of applicable peer group data (e.g., Morningstar/Lipper peer group average) and the Fund’s benchmark indices. The Trustees noted that the Fund outperformed the peer group average, benchmark indices, and category average for the year-to-date and 1-year periods, but underperformed the peer group and benchmark indices for the 3-year, 5-year, 10-year, and since inception periods. The Trustees noted that the Advisor had indicated that the underperformance was due to the underperformance of micro capitalization securities generally, and the greater than average volatility was due to the focused nature of the portfolio. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees first noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group and category averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the fairness and reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s net expense ratio was higher than the peer group and category averages due to the small size of the Fund compared to its peers. The Advisor noted that as the Fund’s assets under management grow, the net expense ratio may decline.

Roumell Opportunistic Value Fund
Additional Information (unaudited)
As of February 29, 2024

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor did not realize a profit for the prior twelve months of operation. The Board considered the quality of the Advisor’s services to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

7.	Change of Independent Registered Public Accounting Firm
On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Roumell Opportunistic Value Fund (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024.
Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended August 31, 2022 and August 31, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended August 31, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.
The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.
During the fiscal periods ended August 31, 2022, August 31, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
8.	Liquidity Risk Management Program
Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940 requires a mutual fund to adopt a liquidity risk management program (“Program”) and disclose information about the operation and effectiveness of its Program in its reports to shareholders.
Under the Program, each of the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.
In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2022, through November 30, 2023.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

FACTS	WHAT DOES THE ROUMELL OPPORTUNISTIC VALUE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Roumell Opportunistic Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Roumell Opportunistic Value Fund, a series of the Trust.

What we do
How does the Roumell Opportunistic Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Roumell Opportunistic Value Fund collect my personal information?

We collect your personal information, for example, when you
■Open an account or give us your account information
■Make deposits or withdrawals from our account
■Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only
■sharing for affiliates’ everyday business purposes – information  about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
■Roumell Asset Management, LLC, the investment advisor, is an affiliate of the Roumell Opportunistic Value Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■The Roumell Opportunistic Value Fund does not share information with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■The Roumell Opportunistic Value Fund does not jointly market.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

(b)	Not applicable.

Item 2.	CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.
Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.
Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

Item 13.	EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Change in Registrant’s independent registered public accountant is filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date: May 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	May 7, 2024

By:	/s/ Peter McCabe
Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	May 7, 2024